EXHIBIT 10G

                                 PROMISSORY NOTE



Amount:   $110,000.00                           Dated as of:   December 17, 1998


         FOR VALUE RECEIVED, SIRCO INTERNATIONAL CORP. (the "Maker"), promises to pay to JOEL DUPRE (the "Holder"), at the address of the Holder set forth in
Section 10 hereof or at such other place or to such other person as may be designated in writing by the Holder, on December 31, 2000 (the "Maturity Date"), the principal amount of One Hundred Ten Thousand Dollars ($110,000.00).

         1. From the date this Note becomes due and payable in accordance with the foregoing, the principal amount of this Note then outstanding shall bear interest, until the principal amount hereof is paid in full, at a rate equal to eight percent (8%) per annum. Such accrued interest shall be due and payable on the Maturity Date.

         2. All payments of principal of or interest on or other sums due in connection with this Note shall be payable by check or wire transfer in lawful money of the United States which shall be legal tender for public and private debts at the time of payment. This Note may be prepaid, in whole or in part, at any time without penalty. Any partial prepayment of principal shall be applied against the unpaid principal balance hereof.

         3. All powers and remedies given to the Holder pursuant to the terms of this Note shall, to the extent permitted by law, be deemed cumulative and shall not be exclusive of any other powers and remedies available to the Holder, by judicial proceedings or otherwise, to enforce the performances or observance of the covenants and agreements contained in this Note, and every power and remedy given by the foregoing or by law to the Holder may be exercised from time to time, and as often as shall be deemed expedient by the Holder.

         4. The obligations of the Maker to the Holder of this Note shall be absolute and unconditional and the rights of the Holder shall not be subject to any defenses, set-offs, counterclaims, or recoupment by reason of any indebtedness or liability at any time owing by the Holder to the Maker.

         5. This Note may not be changed orally. No waiver, amendment or modification of this Note shall be valid except with respect to the specific instance and unless evidenced by a writing duly executed and acknowledged under oath by the party to be charged herewith, and no evidence of any waiver, amendment or modification shall be offered or received in evidence in any proceeding, arbitration or litigation between the Maker and the Holder affecting the rights and obligations of the Maker and Holder under this Note, unless such waiver, amendment or modification is in writing, duly executed and acknowledged as aforesaid.

         6. This Note is not transferable and may not be assigned by the Holder or transferred by the Holder by negotiation without the prior written consent of the Maker.

         7. This Note shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         8. If any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         9. This Note shall be governed by the laws of the State of New York (regardless of the laws that might otherwise govern under applicable principles of conflicts of law) as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.

         10. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  if to the Maker, to:

                           Sirco International Corp.
                           24 Richmond Hill Avenue
                           Stamford, Connecticut  06901-3601
                           Attention:  Paul Riss

                  with a copy to:

                           Pryor, Cashman, Sherman & Flynn LLP
                           410 Park Avenue
                           New York, New York  10022
                           Attention:  Eric M. Hellige, Esq.


                  if to the Holder, to:

                           Sirco International Corp.
                           24 Richmond Hill Avenue
                           Stamford, Connecticut  06901-3601
                           Attention:  Joel Dupre




         IN WITNESS WHEREOF, the Maker has signed this Note as of the day and year first above written.


                                                     SIRCO INTERNATIONAL CORP.


                                       By:
                                          Paul H. Riss
                                          Chief Financial Officer

                                                                     EXHIBIT 10H
                                 PROMISSORY NOTE



Amount:   $225,000.00                            Dated as of:   January 29, 1999


         FOR VALUE RECEIVED, SIRCO INTERNATIONAL CORP. (the "Maker"), promises to pay to JOEL DUPRE (the "Holder"), at the address of the Holder set forth in
Section 10 hereof or at such other place or to such other person as may be designated in writing by the Holder, on January 31, 2001 (the "Maturity Date"), the principal amount of Two Hundred Twenty Five Thousand Dollars ($225,000.00).

         1. From the date this Note becomes due and payable in accordance with the foregoing, the principal amount of this Note then outstanding shall bear interest, until the principal amount hereof is paid in full, at a rate equal to eight percent (8%) per annum. Such accrued interest shall be due and payable on the Maturity Date.

         2. All payments of principal of or interest on or other sums due in connection with this Note shall be payable by check or wire transfer in lawful money of the United States which shall be legal tender for public and private debts at the time of payment. This Note may be prepaid, in whole or in part, at any time without penalty. Any partial prepayment of principal shall be applied against the unpaid principal balance hereof.

         3. All powers and remedies given to the Holder pursuant to the terms of this Note shall, to the extent permitted by law, be deemed cumulative and shall not be exclusive of any other powers and remedies available to the Holder, by judicial proceedings or otherwise, to enforce the performances or observance of the covenants and agreements contained in this Note, and every power and remedy given by the foregoing or by law to the Holder may be exercised from time to time, and as often as shall be deemed expedient by the Holder.

         4. The obligations of the Maker to the Holder of this Note shall be absolute and unconditional and the rights of the Holder shall not be subject to any defenses, set-offs, counterclaims, or recoupment by reason of any indebtedness or liability at any time owing by the Holder to the Maker.

         5. This Note may not be changed orally. No waiver, amendment or modification of this Note shall be valid except with respect to the specific instance and unless evidenced by a writing duly executed and acknowledged under oath by the party to be charged herewith, and no evidence of any waiver, amendment or modification shall be offered or received in evidence in any proceeding, arbitration or litigation between the Maker and the Holder affecting the rights and obligations of the Maker and Holder under this Note, unless such waiver, amendment or modification is in writing, duly executed and acknowledged as aforesaid.

         6. This Note is not transferable and may not be assigned by the Holder or transferred by the Holder by negotiation without the prior written consent of the Maker.

         7. This Note shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         8. If any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Note, but this Note shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

         9. This Note shall be governed by the laws of the State of New York (regardless of the laws that might otherwise govern under applicable principles of conflicts of law) as to all matters, including but not limited to matters of validity, construction, effect, performance and remedies.

         10. All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered by hand or mailed by registered or certified mail (return receipt requested) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  if to the Maker, to:

                           Sirco International Corp.
                           24 Richmond Hill Avenue
                           Stamford, Connecticut  06901-3601
                           Attention:  Paul Riss

                  with a copy to:

                           Pryor, Cashman, Sherman & Flynn LLP
                           410 Park Avenue
                           New York, New York  10022
                           Attention:  Eric M. Hellige, Esq.

                  if to the Holder, to:

                           Sirco International Corp.
                           24 Richmond Hill Avenue
                           Stamford, Connecticut  06901-3601
                           Attention:  Joel Dupre




         IN WITNESS WHEREOF, the Maker has signed this Note as of the day and year first above written.


                                             SIRCO INTERNATIONAL CORP.


                                       By:
                                          Paul H. Riss
                                          Chief Financial Officer